SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 6, 2000


                       FRONTIER ADJUSTERS OF AMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Arizona                     1-12902                 86-0477573
-------------------------------   ---------------------    ---------------------
(State or other jurisdiction of   (Commission File No.)    (IRS Employer ID No.)
        incorporation)


                  45 East Monterey Way, Phoenix, Arizona 85011
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               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (602) 264-1061


                                (Not Applicable)
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                       FRONTIER ADJUSTERS OF AMERICA, INC.

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT


ITEM 4(a). PREVIOUS INDEPENDENT ACCOUNTANT

     On September 13, 2000, Frontier Adjusters of America, Inc., an Arizona corporation ("Frontier"), filed a Current Report on Form 8-K, as amended, to report a change in its independent accountant. The purpose of this amendment is to correct a typographical error in Item 4(a) of the original filing.

     On August 29, 2000, the Board of Directors of Frontier, voted to not retain McGladrey & Pullen, LLP ("M&P") as Frontier's independent principal accountant for the current fiscal year but rather to recommend PricewaterhouseCoopers, LLP to the shareholders as Frontier's independent principal accountant. The decision not to retain M&P was communicated by Frontier to M&P on September 6, 2000. Frontier may continue to consult with M&P on accounting and financial matters.

     M&P's report on the financial statements of Frontier for the years ended June 30, 2000 and June 30, 1999 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with the audits by M&P of Frontier's financial statements for the two most recent fiscal years and the subsequent interim period through September 6, 2000, there have been no disagreements between M&P and Frontier on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The term "disagreement" is utilized in accordance with Item 304 of Regulation S-K.

     M&P has provided Frontier with a letter confirming its termination as Frontier's independent accountant, and two (2) letters confirming their agreement with the statements pertaining to M&P made herein, copies of which were provided to the SEC by M&P. Such letters are attached hereto as Exhibits 16.1, 16.2 and 16.3.

ITEM 4(b). NEW INDEPENDENT ACCOUNTANT

     On August 29, 2000, Frontier selected PricewaterhouseCoopers, LLP ("Price") as Frontier's independent public accountants. The decision to change auditors was approved by Frontier's Board of Directors on August 29, 2000 and recommended to the Shareholders to vote on at their upcoming annual meeting.

     During the two most recent fiscal years and the subsequent interim period through August 29, 2000, neither Frontier nor anyone on behalf of Frontier consulted with Price regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of Frontier or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.(c) EXHIBITS

16.1* Letter of McGladrey & Pullen, LLP regarding change in certifying accountant.

16.2** Letter of McGladrey & Pullen, LLP regarding approval of Current Report on Form 8-K

16.3 Letter of McGladrey & Pullen, LLP regarding approval of Current Report on Form 8-K/A Amendment No. 2

* Filed with Form 8-K dated September 6, 2000 and filed with the SEC on September 13, 2000.
** Filed with Form 8-K/A dated September 15, 2000 and filed with the SEC on September 15, 2000.

Pursuant to the requirements of the Securities Exchange Act of 1934, Frontier has duly caused this Amendment No. 2 to Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 19, 2000               FRONTIER ADJUSTERS OF AMERICA, INC.


                                        By: /s/ Troy M. Huth
                                            ------------------------------------
                                            Troy M. Huth
                                            Its: President